FREMONT SMALL BUSINESS LOAN MASTER TRUST

FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

Series B and C Certificates and Variable Funding Certificate / Subordinated Series 1995-1

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SETTLEMENT PERIOD:  October 1996          PAYMENT DATE:  11/15/96
As of the Record Date:

Series B Invested Amount ......................................................    $100,000,000
Series B Pool Factor ..........................................................   1.00000000000

Series C Invested Amount ......................................................    $135,000,000
Series C Pool Factor ..........................................................   1.00000000000

Subordinated Series 1995-1 Invested Amount ....................................     $30,000,000
Subordinated Series 1995-1 Pool Factor ........................................   1.00000000000

Variable Funding Certificate (VFC) Invested Amount ............................     $20,000,000

For the Settlement Period:                                                                            Per $1,000
                                                                                                      ----------
Gross Collections for the Settlement Period ...................................    $270,037,000          $947.50
Defaulted Amount for the Settlement Period ....................................               0             0.00
Recoveries for the Settlement Period ..........................................               0             0.00

Certificate/Fee Distributions on: 11/15/96

     Interest on the Series B Certificates ....................................     $506,575.31            $1.78
     Interest on the Series C Certificates ....................................      665,276.66             2.33
     Interest on the Subordinated Series 1995-1 Certificates ..................      163,597.59             0.57
     Principal of the Series B Certificates ...................................            0.00             0.00
     Principal of the Series C Certificates ...................................            0.00             0.00
     Principal on the Subordinated Series 1995-1 Certificates .................            0.00             0.00
     Servicing Fee ............................................................      605,573.73             2.12
                                                                                 --------------            -----
                             Total of distributions ...........................   $1,941,023.29            $6.80
                                                                                 ==============            =====

VFC activity for the October 1996 Settlement Period:

     Beginning principal of the Variable Funding Certificate ..................  $47,500,000.00
     Principal from the Variable Funding Certificateholder ....................    2,500,000.00
     Principal to the Variable Funding Certificateholder ......................  (30,000,000.00)
                                                                                 --------------
     Ending principal of the Variable Funding Certificate .....................  $20,000,000.00
                                                                                 ==============

     Interest for the Settlement Period for the VFC ...........................     $137,964.86            $0.48
     Liquidity Fees for the Settlement Period for the VFC .....................       17,747.48             0.06
                                                                                 --------------            -----
     Total VFC Interest and Liquidity Fees for the Settlement Period ..........     $155,712.34            $0.54
                                                                                 ==============            =====

As of the end of the October 1996 Settlement Period:

Subordinated Amounts:
    Series B Certificates .....................................................     $23,456,791
    Series C Certificates .....................................................     $31,666,667
    Variable Funding Certificate  (VFC) .......................................      $4,691,358
Aggregate Subordinated Transferor Amount ......................................     $37,033,898

Cash Collateral Account balance ...............................................              $0
Collection Account balance ....................................................      $2,120,000
Excess Funding Account balance ................................................     $12,000,000

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   -    Amounts per $1,000 are in relation to the aggregated Invested Amount (Series B and C, the VFC and
        Subordinated Series 1995-1) as of the Record Date.
   -    Interest is for the Interest Accrual Period ending November 14th.
   -    The Series B Certificate Rate was 5.88281% for this Interest Accrual Period.
   -    The Series C Certificate Rate was 5.72281% for this Interest Accrual Period.
   -    The Subordinated Series 1995-1 Certificate Rate was 6.33281% for this Interest Accrual Period.

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